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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 31, 2002


                   Bear Stearns Asset Backed Securities, Inc.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

       Delaware                   333-56242                   13-3836437
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   (State or other               (Commission)               (IRS Employer
   jurisdiction of               File Number)               Identification No.)
   incorporation)


      383 Madison Avenue
      New York, NY                                             10179
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(Address of principal executive offices)                      Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 272-2000


                                Not Applicable on
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         (Former name and former address, if changed since last report)


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ITEM 5.  Other Events

Filing of Computational Materials

         In connection with the proposed offering of the Bear Stearns Asset Backed Securities, Inc., Irwin Whole Loan Home Equity Trust 2002-A, Home Equity Loan-Backed Notes, Series 2002-A (the "Notes"), Bear, Stearns & Co. Inc., as the underwriter (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although Bear Stearns Asset Backed Securities, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean the Series 2002-A term sheet, computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.

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ITEM 7.  Financial Statements and Exhibits

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

              99.1 The Irwin Whole Loan Home Equity Trust 2002-A Computational Materials, filed on Form 8-K dated May 31, 2002

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BEAR STEARNS ASSET BACKED
                                              SECURITIES, INC.


Date:  May 31, 2002

                                              By: /s/ JONATHAN LIEBERMAN
                                                  ----------------------
                                                 Name:  Jonathan Lieberman
                                                 Title: Senior Managing Director

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                                INDEX TO EXHIBITS


Paper (P) or                                                     Paper (P) or
Exhibit No.                Description                           Electronic (E)
-----------                -----------                           --------------

(99.1)                     The Irwin Whole Loan Home Equity            P
                           Trust 2002-A Computational
                           Materials, filed on Form 8-K dated
                           May 31, 2002